UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NXTD	The Nasdaq Stock Market LLC

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2021, Nxt-ID, Inc. (the “Company”), acting pursuant to authority received at a special meeting of its stockholders on October 15, 2021 (the “Special Meeting”), filed with the Secretary of State of the State of Delaware (i) a certificate of amendment (the “Charter Amendment”) to its certificate of incorporation, as amended (the “Certificate of Incorporation”), which effects a one-for-ten reverse stock split (the “Common Stock Reverse Stock Split”) of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”); and (ii) a certificate of amendment (the “Series C Certificate of Amendment”) to its Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock (“Series C Certificate of Designations”), which effects a one-for-ten reverse stock split (the “Series C Reverse Stock Split” and together with the Common Stock Reverse Stock Split, the “Reverse Stock Splits”) of all of the Company’s outstanding shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and which increases the stated value of the Series C Preferred Stock from $1,000 per share to $10,000 per share. Pursuant to each of the Charter Amendment and the Series C Certificate of Amendment, each of the Reverse Stock Splits will become effective as of 5:30 p.m. Eastern Time on October 15, 2021. As a result of the Reverse Stock Splits, every ten (10) shares of Common Stock will be exchanged for one (1) share of Common Stock and every ten (10) shares of Series C Preferred Stock will be exchanged for one (1) share of Series C Preferred Stock.

The Reverse Stock Splits do not affect the total number of shares of capital stock, including the Common Stock and Series C Preferred Stock, that the Company is authorized to issue, which shall remain as set forth pursuant to the Certificate of Incorporation and Series C Certificate of Designations, respectively. No fractional shares will be issued in connection with the Reverse Stock Splits, all of which shares of post-split Common Stock and Series C Preferred Stock shall be rounded up to the nearest whole number of such shares. The Reverse Stock Splits will also have a proportionate effect on all other convertible preferred stock, options and warrants of the Company outstanding as of the effective date of the Reverse Stock Splits. The new CUSIP number for the Common Stock is 67091J 404.

The Company’s transfer agent, VStock Transfer, LLC, is acting as exchange agent for the Common Stock Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for Common Stock. The Company is acting as exchange agent for the Series C Reverse Stock Split.

The summary of the Charter Amendment and Series C Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Series C Certificate of Amendment, copies of which are attached to this Current Report on Form 8-K (this “Report”) as Exhibits 3.1(i)(a) and 3.1(i)(b), respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 15, 2021, the Company held the Special Meeting. Set forth below are the two proposals that were voted on at the Special Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Special Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission on September 17, 2021.

As of the close of business on September 16, 2021, the record date for the Special Meeting, there were an aggregate of 88,308,523 shares of Common Stock issued, outstanding and entitled to vote, an aggregate of 2,000 shares of Series C Preferred Stock issued, outstanding and entitled to vote, and an aggregate of 173,333 shares of Series F Convertible Preferred Stock par value $0.0001 per share, issued, outstanding and entitled to vote (collectively, the “Voting Stock”). Stockholders holding an aggregate of 60,511,524 shares of Voting Stock were present at the Special Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 – The Company’s stockholders approved the proposal to amend the Certificate of Incorporation to effect a reverse stock split of all outstanding shares of Common Stock by a ratio in the range of one-for-three to one-for-ten, as determined by the Company’s board of directors (the “Board”) in its sole discretion (“Proposal No. 1”). The final voting results with respect to Proposal No. 1 were as follows:

For	Against	Abstain
53,994,053	6,389,219	128,252

Proposal 2 – The Company’s stockholders approved the proposal to amend the Series C Certificate of Designations to (i) effect a reverse stock split of all outstanding shares of Series C Preferred Stock by the same ratio that the Board selects for the reverse stock split of its Common Stock described in Proposal No. 1 and (ii) increase the stated value of the Series C Preferred Stock by the same amount as the ratio of the Series C Reverse Stock Split (“Proposal No. 2”). The final voting results with respect to Proposal No. 2 were as follows:

For	Against	Abstain
54,080,154	6,215,552	215,818

Item 8.01

On October 15, 2021, the Company issued a press release announcing the voting results from the Special Meeting and each of the Reverse Stock Splits, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1(i)(a)	Certificate of Amendment to Certificate of Incorporation of Nxt-ID, Inc.
3.1(i)(b)	Certificate of Amendment to the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock of Nxt-ID, Inc.
99.1	Press release, dated October 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2021	Nxt-ID, Inc.

	By:	/s/ Chia-Lin Simmons
	Name:	Chia-Lin Simmons
	Title:	Chief Executive Officer

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